ADDENDUM TO CONTRACT
                Investment Advisory Contract



     Contract  dated  November 1, 1993, between  the  C/Fund

Series  of C/Funds Group, Inc. and Omnivest Research Company

setting  forth the terms under which Omnivest will serve  as

Investment Advisor for the Series.



     It  is agreed that the contract shall be extended  from

May  1,  2000 through April 30, 2001.  All other  terms  and conditions of the original contract shall remain the same.







AGREED:

C/Funds Group, Inc.           Omnivest Research Corporation
C/Fund Series

/signature/                   /signature/

By:  Roland G. Caldwell, Jr.  Roland G. Caldwell
President                     Investment Principal







                    ADDENDUM TO CONTRACT
                Investment Advisory Contract



     Contract  dated November 1, 1993, between the  C/Growth

Stock  Fund  Series  of  C/Funds Group,  Inc.  and  Omnivest

Research  Company  setting  forth  the  terms  under   which

Omnivest will serve as Investment Advisor for the Series.



     It  is agreed that the contract shall be extended  from

May  1,  2000 through April 30, 2001.  All other  terms  and conditions of the original contract shall remain the same.







AGREED:

C/Funds Group, Inc.           Omnivest Research Corporation
C/Fund Series

/signature/                   /signature/

By:  Roland G. Caldwell, Jr.  Roland G. Caldwell
President                     Investment Principal







                    ADDENDUM TO CONTRACT
                Investment Advisory Contract



     Contract   dated   November  1,   1993,   between   the

C/Government Fund Series of C/Funds Group, Inc. and Omnivest

Research  Company  setting  forth  the  terms  under   which

Omnivest will serve as Investment Advisor for the Series.



     It  is agreed that the contract shall be extended  from

May  1,  2000 through April 30, 2001.  All other  terms  and conditions of the original contract shall remain the same.







AGREED:

C/Funds Group, Inc.           Omnivest Research Corporation
C/Fund Series

/signature/                   /signature/

By:  Roland G. Caldwell, Jr.  Roland G. Caldwell
President                     Investment Principal







                    ADDENDUM TO CONTRACT
                Investment Advisory Contract



     Contract   dated   November  1,   1993,   between   the

C/Community  Association  Reserve  Fund  Series  of  C/Funds

Group, Inc. and Omnivest Research Company setting forth  the terms  under which Omnivest will serve as Investment Advisor for the Series.



     It  is agreed that the contract shall be extended  from

May  1,  2000 through April 30, 2001.  All other  terms  and conditions of the original contract shall remain the same.







AGREED:

C/Funds Group, Inc.           Omnivest Research Corporation
C/Fund Series

/signature/                   /signature/

By:  Roland G. Caldwell, Jr.  Roland G. Caldwell
President                     Investment Principal